EXHIBIT 16

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

           Registrant                       Registration Number (1)

      Founders Funds, Inc.                  1933 Act:  2-17531
                                            1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of April, 1999.

                                               /s/ Joan D. Manley
                                             ------------------------
                                                   Joan D. Manley

STATE OF COLORADO      )
                       )ss.
COUNTY OF SUMMIT       )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Joan D. Manley, director of the above-referenced Registrant, this 15th day of April, 1999.

[SEAL]                                       /s/ Joan Jardon
                                           --------------------------
                                                 Notary Public


My commission expires:  September 4, 2002.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

                Registrant                   Registration Number (1)
                ----------                   -----------------------

           Founders Funds, Inc.              1933 Act:  2-17531
                                             1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of April, 1999.

                                          /s/ Alan S. Danson
                                        ---------------------------
                                              Alan S. Danson

STATE OF COLORADO           )
                            )ss.
COUNTY OF EAGLE             )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Alan S. Danson, director of the above-referenced Registrant, this 15th day of April, 1999.

[SEAL]                                        /s/ Nancy W. Pettit
                                         ---------------------------
                                                  Notary Public


My commission expires:  August 11, 2000.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

             Registrant                Registration Number (1)
             ----------                -----------------------

        Founders Funds, Inc.           1933 Act:  2-17531
                                       1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 12th day of April, 1999.

                                                 /s/ Robert P. Mastrovita
                                              -------------------------------
                                                     Robert P. Mastrovita

STATE OF MASSACHUSETTS         )
                               )ss.
COUNTY OF PLYMOUTH             )


         SUBSCRIBED,   SWORN  TO  AND  ACKNOWLEDGED   before  me  by  Robert  P.
Mastrovita, director of the above-referenced Registrant, this 12th day of April, 1999.

[SEAL]                                         /s/ Kathleen D. English
                                             --------------------------------
                                                   Notary Public


My commission expires:  June 22, 2001.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

                    Registrant                       Registration Number (1)
                    ----------                       -----------------------

               Founders Funds, Inc.                  1933 Act:  2-17531
                                                     1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 13th day of April, 1999.

                                                 /s/ Trygve E. Myhren
                                            -------------------------
                                                     Trygve E. Myhren

STATE OF COLORADO            )
                             )ss.
COUNTY OF DENVER             )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Trygve E. Myhren, director of the above-referenced Registrant, this 13th day of April, 1999.

[SEAL]                                         /s/ Janet Coppler
                                            ------------------------
                                                   Notary Public


My commission expires:  November 4, 2001.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

                    Registrant                       Registration Number (1)
                    ----------                       -----------------------

               Founders Funds, Inc.                  1933 Act:  2-17531
                                                     1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 12th day of April, 1999.

                                           /s/ George W. Phillips
                                             ----------------------------
                                               George W. Phillips

STATE OF MASSACHUSETTS       )
                             )ss.
COUNTY OF ESSEX              )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by George W. Phillips, director of the above-referenced Registrant, this 12th day of April, 1999.

[SEAL]                                        /s/ Elizabeth A. Reedy
                                              ---------------------------
                                                  Notary Public


My commission expires:  March 2, 2001.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

              Registrant                  Registration Number (1)
              ----------                  -----------------------

         Founders Funds, Inc.             1933 Act:  2-17531
                                          1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 15th day of April, 1999.

                                                /s/ Jay A. Precourt
                                               --------------------------
                                                    Jay A. Precourt

STATE OF COLORADO         )
                          )ss.
COUNTY OF DENVER          )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Jay A. Precourt, director of the above-referenced Registrant, this 15th day of April, 1999.

[SEAL]                                         /s/ Pamela A. Peros
                                             ----------------------------
                                                   Notary Public


My commission expires:  May 6, 2001.

                                POWER OF ATTORNEY


         The person executing this Power of Attorney hereby appoints Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe, or any one of them, as his attorney-in-fact with full power of substitution, to execute and to file a Registration Statement on Form N-14 for the hereinafter described entity relating to the proposed Plan of Reorganization under which the assets of Founders Frontier Fund would be transferred to, and its liabilities would be assumed by, Founders Discovery Fund, and any amendment to such Registration Statement, as such attorney-in-fact, or any one of them, may deem appropriate:

                    Registrant                 Registration Number (1)
                    ----------                 -----------------------

               Founders Funds, Inc.            1933 Act:  2-17531
                                               1940 Act:  811-1018

(1) References are to the Securities Act of 1933, as amended ("1933 Act") and to the Investment Company Act of 1940, as amended ("1940 Act")

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 14th day of April, 1999.

                                                /s/ Eugene H. Vaughan, Jr.
                                            --------------------------
                                                    Eugene H. Vaughan, Jr.

STATE OF TEXAS          )
                        )ss.
COUNTY OF HARRIS        )


         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Eugene H. Vaughan, Jr., director of the above-referenced Registrant, this 14th day of April, 1999.

[SEAL]                                       /s/ Carolyn J. Ross
                                            --------------------------
                                                 Notary Public


                    My commission expires: February 27, 2001.